Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

13.    Income Taxes

In 2010 and 2009, the Company recorded an income tax benefit of zero and $15,000, respectively. The income tax benefits were a result of the refundable research and development credit that was enacted in 2008. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for tax purposes as well as net operating loss and tax credit carryforwards.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2010	2009
Net operating loss carryforwards	$9,114	$7,962
Research and development credits	6,461	6,389
Federal orphan drug credits	3,801	3,360
Debt extinguishment	(1,149)	—
Other	1,922	1,818

Total deferred tax assets	20,149	19,529
Valuation allowance	(20,149)	(19,529)

Net deferred tax assets	$—	$—

The Company considers all available evidence, both positive and negative, including historical levels of taxable income, expectations and risks associated with estimates of future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. At December 31, 2010 and 2009, based on the Company’s analysis of all available evidence, both positive and negative, it was considered more likely than not that the Company’s deferred tax assets would not be realized, and as a result, the Company recorded a valuation allowance for its deferred tax assets. The valuation allowance increased by $0.6 million during the year ended December 31, 2010 and increased by $7.6 million during the year ended December 31, 2009. In accordance with ASC 718 Compensation-Stock Compensation, the Company has excluded from deferred tax assets those tax benefits attributable to employee stock option exercises.

The difference between the income tax benefit and the amount computed by applying the federal statutory income tax rate to loss before income taxes is as follows (in thousands):

	Year Ended December 31,
	2010	2009
Income tax benefit at federal statutory rate	$(1,882)	$(4,825)
Expired net operating losses	65	11
State taxes (net of federal)	(116)	(847)
Credits	(2,621)	(2,408)
Other	85	425
Reduction in deferred tax assets due to Section 382 limitations	3,849	—

Change in valuation allowance	620	7,629

Total	$—	$(15)

As of December 31, 2010, the Company had federal net operating loss carryforwards of approximately $22.5 million, federal research and development tax credit carryforwards of approximately $0.1 million and federal orphan drug credit carryforwards of approximately $3.8 million, which expire in the years 2011 through 2030. The Company also had California net operating loss carryforwards of approximately $21.5 million, which expire in the years 2011 through 2030, and California research and development tax credit carryforwards of approximately $9.8 million, which do not expire. None of the federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company’s stock option plan.

The Company’s federal and state net operating loss (NOL’s) and tax credit carryforwards are subject to substantial annual limitations as a result of certain ownership changes that occurred in 2010 and prior years. Federal net operating loss (NOL) carryforwards totaling $22.5 million will be available from 2011 to 2028, subject to the annual limitations. Federal tax credit carryforwards totaling $2.8 million will be available from 2021 to 2030, subject to the annual limitations. State operating loss carryforwards totaling $21.5 million will be available from 2012 to 2030, subject to the annual limitations. State tax credit carryforwards totaling $9.8 million will be available commencing in 2031. The Company’s use of its net operating loss and credit carryforwards may be subject to further annual limitations for ownership changes occurring after December 31, 2010. The annual limitations or any future limitations could result in the expiration of the net operating loss and credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years 1995 through 2009 due to net operating losses that are being carried forward for tax purposes.

The Company does not have any unrecognized tax benefits, or interest and penalties accrued on unrecognized tax benefits, at December 31, 2010, or during the two years then ended. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.